UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of Report (Date of earliest event reported): October 27, 2004
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                      SECURED DIVERSIFIED INVESTMENT, LTD.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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         (State or other jurisdiction of incorporation or organization)

          0-30653                                      80-0068489
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  (Commission File Number)                  (IRS Employer Identification No.)

            5030 Campus Drive
        Newport Beach, California                           92660
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  (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code: (949) 851-1069
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Item 5.02. Departure of Directors.

         The Company had earlier reported that two directors, Ron Robinson and Sumiye Onodera Leonard, resigned from their position as directors because the Company had not obtained a director and officer liability insurance policy. On October 27, 2004, the Company received a written notice from Ms. Onodera Leonard that she was not resigning for failure to obtain director and officer liability insurance but rather purely for personal reasons. Likewise, Mr. Robinson did not state any reasons for his resignation in his written notice. The Board of Directors has discussed the size of the Board and the need to reduce the number of directors to five members. The resignations accomplished this reduction.





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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2004


SECURED DIVERSIFIED INVESTMENT, LTD.

By: /s/LUIS LEON
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Luis Leon, Chief Executive Officer